Schwartz Levitsky Feldman llp
CHARTERED ACCOUNTANTS
LICENSED PUBLIC ACCOUNTANTS
TORONTO • MONTREAL

SLF

December 15, 2010

Securities and Exchange Commission
Washington, D.C.
20549

Ladies and Gentlemen;

Re: China Automotive Systems, Inc.

We have read Item 4.01 of Form 8-K of China Automotive Systems, Inc. dated December 13, 2010 and it agrees with the statements concerning our firm contained therein.

Yours very truly,

SCHWARTZ LEVITSKY FELDMAN LLP

Schwartz Levitsky Feldman LLP

Per: Gerry Goldberg, C.A.

1167 Caledonia Road
Toronto, Ontario M6A 2X1
Tel: 416 785 5353
Fax: 416 785 5663